OTHER INCOME (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
SCHEDULE OF OTHER INCOME

	For Years Ended December 31,
	2023	2024	2025	2025
	S$	S$	S$	US$
Government grants	34,493	14,233	30,227	23,506
Rental income	14,400	14,400	100	78
Interest income	3,256	1,177	38,561	29,988
Foreign exchange gain/(loss), net	-	-	(42,492)	(33,045)
Others	226	1,018	1,175	914
Total other income	52,375	30,828	27,571	21,441